Other Non-Current Assets	12 Months Ended
Dec. 31, 2024
Investments, All Other Investments [Abstract]
Other Non-Current Assets	OTHER NON-CURRENT ASSETS
Other non-current assets are detailed below:

	December 31,	December 31,
	2024	2023
Equity securities	37	31
Public funding receivables	375	210
Taxes and other government receivables	26	22
French research tax credit receivable	231	246
Defined benefit plans	22	15
Prepayments and deposits to third parties	213	224
Derivative instruments	—	2
Other non-current assets	57	58
Total	961	808

Public funding receivables, including French research tax credit receivable, are described in Note 7.
In 2024 and 2023, the Company entered into factoring transactions to accelerate the realization in cash of certain long-term receivables. The Company sold without recourse $87 million and $118 million of these receivables in the years ended December 31, 2024 and 2023 respectively, with a financial cost of $4 million and $5 million respectively.
Prepayments and deposits to third parties relate to long-term supply agreements involving purchase of raw materials, capacity commitments, cloud-hosting arrangements, and other services.
The major portion of other non-current assets to which the expected credit loss model applies are long-term State receivables. Due to the existing history of zero-default on receivables originated by governments, the expected credit losses are assumed to be negligible as of December 31, 2024 and December 31, 2023. Other non-current assets presented in the table above on the line “Other non-current assets” are composed of individually not significant amounts not deemed to have exposure of default. Consequently, no significant expected credit loss allowance was reported on other non-current assets at reporting date.